EXHIBIT 99.2

Cardinal Infrastructure Group (CDNL) Enters Into Amended Agreement for Acquisition of Hughes Brothers Construction Inc.

October 19, 2026

Raleigh, North Carolina - October 19, 2026 - Cardinal Infrastructure Group, Inc. (NASDAQ: CDNL) (“Cardinal” or the “Company”) today announced that it has entered into an amendment to its previously announced agreement to acquire Hughes Brothers Construction Inc. (“Hughes Brothers”), a leading Central Florida heavy civil and site development contractor.

The amended agreement maintains the $357.5 million purchase price and changes the consideration to 60% cash and 40% Cardinal Class A common stock, from 50% of each previously. Hughes Brothers’ owners will receive approximately $214.5 million in cash and 5,255,420 shares of Cardinal Class A common stock, based on an issue price of $27.21 per share.

The amendment also revises the earnout so that the sellers will be eligible to receive up to a maximum of $162.5 million based on Hughes Brothers adjusted EBITDA for the twelve months ending June 30, 2027, payable 60% in cash and 40% in stock. At the maximum, the earnout would include up to approximately 2,388,827 additional shares at the issue price of $27.21 per share.

Cardinal expects the acquisition to be immediately accretive to adjusted EBITDA per share. Hughes Brothers generated an adjusted EBITDA margin1 of 25% on revenue of $220 million for the twelve months ended June 30, 2026, and its current backlog of approximately $350 million provides visibility into future revenue and profitability. The acquisition establishes a scaled platform in the fast-growing Central Florida market and supports Cardinal’s strategy to build the Southeast’s premier site development platform.

The transaction is still expected to close in the fourth quarter of 2026, subject to regulatory approvals and customary closing conditions. The cash consideration will be funded through cash on hand and borrowings under Cardinal’s existing credit facility.

For more details, see Cardinal’s Current Report on Form 8-K filed today with the Securities and Exchange Commission.

About Hughes Brothers

Hughes Brothers is a leading Central Florida heavy civil and site development contractor focused on underground utilities, site preparation, earthwork, sewer, gas main installation, roadway construction and related infrastructure work. The company serves residential, commercial, industrial and municipal customers, with expertise in wet utility installation and large-scale site development projects. Hughes Brothers self-performs a significant portion of its work and owns its fleet through a dedicated equipment subsidiary.

About Cardinal

Cardinal Infrastructure Group delivers its suite of comprehensive infrastructure services that support the planning, preparation, installation, and development of residential, commercial, industrial, municipal, and state infrastructure projects through wholly owned, market leading subsidiaries. Cardinal’s operations leverage in-house, highly skilled teams and equipment fleets to deliver wet utility installations (water, sewer, and stormwater systems), as well as grading, site clearing, erosion control, drilling and blasting, paving, and other related site services.

Important Information for Investors and Stockholders

Non-GAAP Measures

This press release includes a discussion of Adjusted EBITDA and Adjusted EBITDA margin, which are “non-GAAP” financial measures as defined in Regulation G under the Securities Exchange Act of 1934. Cardinal and Hughes Brothers report financial results in accordance with U.S. generally accepted accounting principles (“GAAP”) but believe that certain non-GAAP financial measures provide useful supplemental information to investors regarding the underlying business trends and performance of their respective ongoing operations and is useful for period-over-period comparisons of those operations. Non-GAAP measures should be used in addition to, and not in lieu of, results prepared in conformity with GAAP.

1 Adjusted EBITDA Margin is a Non-GAAP Financial Measure. See “Important Information for Investors and Stockholders – Non-GAAP Measures” regarding non-GAAP financial measures and a reconciliation of Adjusted EBITDA Margin to the most comparable GAAP financial measure..

The following table provides a reconciliation of Hughes Brothers net income to EBITDA, and adjusted EBITDA to adjusted EBITDA margin for the twelve months ended June 30, 2026:

(in thousands)	Twelve months ended June 30, 2026
Revenue	$ 220,003
Net income	$ 27,588
Interest expense, net	555
Income tax (benefit) expense	—
Depreciation and amortization expense	13,799
EBITDA	$ 41,942
Owner discretionary costs	7,844
Non-recurring warranty matter, net	4,048
Job margin true-ups, net	2,992
Other normalization and pro forma, net	(1,825)
Adjusted EBITDA	$ 55,001
Net Income Margin(1)	12.5%
EBITDA Margin(1)	19.1%
Adjusted EBITDA Margin(1)	25.0%

__________________________

(1) Calculated as a percentage of revenue

Cardinal is not able to provide the most directly comparable GAAP financial measure, or a quantitative reconciliation thereto, for the forward-looking guidance of estimated Adjusted EBITDA Margin without unreasonable effort due to the inherent uncertainty and difficulty in predicting the timing and amount of certain items, including but not limited to amortization of intangible assets and depreciation, which may be significant and difficult to project with a reasonable degree of accuracy, as the allocation of purchase price to intangible assets and property and equipment has not yet been performed. Because these adjustments are inherently variable and uncertain and depend on various factors that are beyond Cardinal’s control, Cardinal is also unable to predict their probable significance. The variability of these items could have an unpredictable, and potentially significant, impact on Cardinal’s future GAAP financial results.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, Cardinal Infrastructure Group, Inc.’s (“Cardinal”) acquisition (the “Hughes Brothers Acquisition”) of Hughes Brothers Construction Inc., (“Hughes Brothers”) and the expected benefits of the Hughes Brothers Acquisition. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. These statements involve risks and uncertainties, and Cardinal’s actual results could differ materially from the results expressed or implied by such forward-looking statements. The potential risks, uncertainties and other factors that could cause actual results to differ from those expressed by the forward-looking statements in this press release include, but are not limited to, the possibility that any of the anticipated benefits of the Hughes Brothers acquisition will not be realized to the extent or when expected; the risk that integration of Hughes Brothers’ operations with those of Cardinal will be materially delayed or will be more costly or difficult than expected; the challenges of integrating and retaining key employees; the effect of the announcement of the Hughes Brothers acquisition on Hughes Brothers’ and Cardinal’s business relationships, operating results and business generally; difficulty in sustaining rapid revenue growth, which may place significant demands on Cardinal’s administrative, operational and financial resources, fluctuations in Cardinal’s revenue and the concentration of Cardinal’s business in the Southeastern United States. Cardinal has based these forward-looking statements largely on its current expectations and projections regarding future events and trends that it believes may affect its business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section entitled "Risk Factors" in Cardinal's Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the "Annual Report"), and elsewhere in the Annual Report, as well as in Cardinal's subsequent filings with the Securities and Exchange Commission. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Cardinal cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. Although forward-looking statements reflect the good faith beliefs of Cardinal’s management at the time they are made, forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Cardinal undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law. These cautionary statements qualify all forward-looking statements attributable to Cardinal or persons acting on its behalf.

Company Contact:

Cardinal Infrastructure Group, Inc. Mike Rowe, CFO

919-268-6386